UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    November 30, 2012

MAN AHL FUTURESACCESS LLC
(Exact name of registrant as specified in its charter)

Delaware	0-54140	27-2365025
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
4 World Financial Center
250 Vesey Street, 11th Floor
New York, NY 10080
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (212) 449-3517

c/o Merrill Lynch Alternative Investments LLC
4 World Financial Center
250 Vesey Street, 10th Floor
New York, NY 10080
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)    Man AHL FuturesAccess LLC (the “Registrant”) has been governed and operated pursuant to its Amended and Restated Limited Liability Company Operating Agreement dated as of February 29, 2012 (the “Operating Agreement”).   Merrill Lynch Alternative Investments LLC is the sponsor and manager (the “Sponsor”) of the Registrant.  Capitalized terms used herein but not otherwise defined have the respective meanings set forth in the Operating Agreement.

(1)  Effective November 30, 2012, the Sponsor amended certain provisions of the Operating Agreement (the “Amendments”) and restated the amended Operating Agreement as the Second Amended and Restated Limited Liability Company Operating Agreement (the “Second Amended and Restated Operating Agreement”). The Second Amended and Restated Operating Agreement is being filed as an exhibit. The Amendments revised the Registrant’s Operating Agreement with respect to the following, among other things:

(i)
Providing that operating expenses will be allocated among the Units as of the beginning of the Accounting Period. The previous provision provided for operating expenses to be allocated among the Units as of the beginning of the month.

(ii)	Providing that the Sponsor’s Fees will accrue daily. The previous provision provided for the Sponsor’s Fees to accrue monthly.

(iii)
Providing that an Investor will be entitled to redeem Units upon eight business days’ notice prior to the first of every month.  The previous provision provided for a ten days’ redemption notice prior to the end of the calendar month.

(iv)
Providing that redemption payments will be distributed as described in the Disclosure Document.  The previous provision provided for the distribution of redemption payments approximately 10 business days after the effective date of redemption.

Item 9.01.                  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

3.02	Second Amended and Restated Limited Liability Company Operating Agreement of Man AHL FuturesAccess LLC dated as of November 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAN AHL FUTURESACCESS LLC

By: Merrill Lynch Alternative Investments LLC, its Manager

By:	/s/ Barbra E. Kocsis
Name: Barbra E. Kocsis
Position: Chief Financial Officer and Vice President

Date: December 6, 2012

MAN AHL FUTURESACCESS LLC

FORM 8-K

INDEX TO EXHIBITS

Exhibit

Exhibit 3.02	Second Amended and Restated Limited Liability Company Operating Agreement of Man AHL FuturesAccess LLC dated as of November 30, 2012.